                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  HAUSER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

         [X]    No fee required.
         [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                and 0-11.

         (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)    Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5)    Total fee paid:

--------------------------------------------------------------------------------

         [ ]    Fee paid previously with preliminary materials.
         [ ]    Check box if any part of the fee is offset as provided by
                Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------

         (1)    Amount Previously Paid:

--------------------------------------------------------------------------------

         (2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

         (3)    Filing Party:

--------------------------------------------------------------------------------

         (4)    Date Filed:

--------------------------------------------------------------------------------

                                  HAUSER, INC.
                           20710 South Alameda Street
                              Long Beach, CA 90810

                             ----------------------

                    Notice of Annual Meeting of Stockholders
                         to be held on December 5, 2002

To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Hauser, Inc., a Delaware corporation (the "Company"), which will be held at the Sheraton New York Hotel and Towers, 811 Seventh Avenue, New York, New York on December 5, 2002 at 9:30 a.m. Eastern Standard Time, for the following purposes:

1. To elect the Board of Directors to hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified; and

2. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     All stockholders are invited to attend the meeting, although only stockholders of record at the close of business on November 6, 2002, will be entitled to notice of, and to vote at, the Annual Meeting or any and all adjournments or postponements thereof.

                                    By Order of the Board of Directors,

                                    Kenneth C. Cleveland
                                    President and Chief Executive Officer

                                    November 11, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE ANNUAL MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                                  HAUSER, INC.
                           20710 SOUTH ALAMEDA STREET
                              LONG BEACH, CA 90810

                        ---------------------------------

                                 PROXY STATEMENT

                        ---------------------------------

     The Company is providing these proxy materials in connection with the solicitation by the Board of Directors of Hauser, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Company's 2002 Annual Meeting of Stockholders (the "Annual Meeting") and at any meeting following postponement or adjournment thereof for the purposes set forth in the accompanying notice of Annual Meeting.

     You are cordially invited to attend the Annual Meeting of the Company on December 5, 2002, to be held at the Sheraton New York Hotel and Towers, 811 Seventh Avenue, New York, New York, at 9:30 a.m. Eastern Standard Time, and any adjournment or postponement thereof.

     The Company's fiscal year begins on April 1 and ends on March 31. References in this Proxy Statement to fiscal year 2002 refer to the 12-month period from April 1, 2001 through March 31, 2002.

     The Company's Annual Report on Form 10-K, as amended ("Annual Report"), this Proxy Statement and accompanying proxy are first being mailed to stockholders on or about November 14, 2002, to holders of the Company's common stock on November 6, 2002, the record date for the Annual Meeting.

                               RECENT DEVELOPMENTS

     On August 27, 2002, Hauser Technical Services, Inc., a Delaware corporation ("HTS") and a wholly owned subsidiary of the Company, sold the assets relating to its Shuster Laboratories division to STR Acquisition Sub, Inc., a Delaware corporation ("STR Acquisition Sub") and a wholly owned subsidiary of Specialized Technology Resources, Inc. ("STR"), a Delaware corporation (the "Transaction"). In connection with the Transaction, STR Acquisition Sub assumed certain liabilities related to the Shuster Laboratories division. The total consideration received for the Transaction was $7,732,907 (the "Purchase Price"). The Purchase Price was paid to Wells Fargo to reduce the indebtedness of the Company to Wells Fargo.

                                PROXY INFORMATION

PROXIES AND VOTING PROCEDURES

     YOUR VOTE IS IMPORTANT. Because many stockholders cannot personally attend the Annual Meeting, it is necessary that a large number of stockholders be represented by proxy. Stockholders may sign, date and mail their proxies in the postage-paid envelope provided. Proxies may be revoked at any time before they are exercised by written notice to the Secretary of the Company, by timely notice of a properly executed later dated proxy or by voting in person at the Annual Meeting.

     All shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock") entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the Common Stock represented by that proxy will be voted as the Board of Directors recommends.

     If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters to the same extent as the person signing the proxy would be entitled to vote. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting. All proxies received pursuant to this solicitation will be voted, except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, such proxies will be voted in accordance with such specification. If no instructions are indicated on a properly executed proxy, the persons named in the proxies solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company set forth herein. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted with respect thereto at the discretion of the person or persons holding such proxy.

STOCKHOLDERS ENTITLED TO VOTE

     Stockholders of record of the Company's Common Stock at the close of business on November 6, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting. On November 7, 2002, there were 6,527,935 shares of Common Stock outstanding.

     In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available at the location of the Annual Meeting on December 5, 2002, and for 10 days prior to the Annual Meeting at our headquarters located at 20710 South Alameda Street, Long Beach, California 90810, between the hours of 9:00 a.m. and 4:00 p.m. Pacific Time.

REQUIRED VOTE

     The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Stock entitled to vote generally for the election of directors is necessary to constitute a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

     Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     The affirmative vote of a plurality of the votes duly cast is required for the election of each nominee as director (that is, the nominees receiving the greatest number of votes will be elected). Abstentions and "broker non-votes" are not included in the vote totals for purposes of the election of directors.

COST OF PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Company. Solicitations may further be made by officers, directors and other employees of the company, without additional compensation, by use of mails, telephone, telegraph or by personal calls. The Company has engaged Computershare Trust Company to assist in the distribution and solicitation of proxies. The Company estimates that the expenses for Computershare Trust Company and the printing of the Annual Report and this Proxy Statement will be approximately $10,000. In accordance with the regulations of the Securities and Exchange Commission, upon request the Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of Common Stock as of the Record Date.

                          PURPOSE OF THE ANNUAL MEETING

     At the Annual Meeting, action will be taken: (1) to elect the Board of Directors to hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified, or until their death, resignation or removal and (2) to transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

                          SECURITY OWNERSHIP OF CERTAIN
               BENEFICIAL OWNERS, EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth, as of November 7, 2002, information regarding the beneficial ownership of Common Stock by (i) each stockholder who the Company knows owns more than 5% of the outstanding shares of Common Stock,
(ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors and executive officers as a group.

                                                                     Amount and Nature of
Name and Address of Beneficial Owner                               Beneficial Ownership(1)       Percent of Class
------------------------------------                              ------------------------       ----------------
Directors:
---------
Kenneth C. Cleveland (2)(3) ..................................              307,500                    4.6%
Robert F. Saydah (4) .........................................              128,461                    2.0%
Herbert Elish (5) ............................................              246,272                    3.8%
James R. Mellor (6) ..........................................              125,419                    1.9%
Harvey L. Sperry (7) .........................................              222,920                    3.4%

Named Executive Officers:
------------------------
Thomas W. Hanlon (8) .........................................               58,000                     *
Peter Hafermann (9 )..........................................               50,000                     *
Dieter W. Luelsdorf (10)......................................               50,000                     *
Philip H. Katz (11) ..........................................                4,424                     *

Directors and Executive
Officers as a Group:  12 persons..............................            1,294,657                   19.5%
-------------------

5% Shareholders:
---------------
Zatpack, Inc. (12)(13)........................................            3,186,215                   42.4%
Zuellig Group N.A., Inc. (14)(15).............................            2,193,426                   33.6%
Zuellig Botanicals, Inc. (16).................................            1,204,955                   18.5%

----------------------

*   Indicates less than 1%

     (1) Includes the following number of shares which could be acquired within 60 days through the exercise of stock options and rights to acquire shares: Mr. Cleveland, 100,000; Mr. Saydah, 3,042; and all directors and officers as a group, 107,877.

     (2) Includes 100,000 shares of Common Stock as to which the Board of Directors of the Company, in February 2001, approved for sale to Mr. Cleveland at $0.37 per share. As of November 7, 2002,
          Mr. Cleveland had not purchased these shares.

     (3) Mr. Cleveland's address is 20710 South Alameda Street, Long Beach, CA 90810.

     (4)  Mr. Saydah's address is 2493 Biltmore Drive, Alamo, CA 94507.

     (5)  Mr. Elish's address is 4400 Forbes Avenue, Pittsburgh, PA 15231.

     (6) Mr. Mellor's address is 32161 South Coast Highway, Laguna Beach, CA 92651.

     (7)  Mr. Sperry's address is 787 Seventh Avenue, New York, NY 10019.

     (8)  Mr. Hanlon's address is 20710 South Alameda Street, Long Beach, CA
          90810.

     (9) Mr. Hafermann's address is 20710 South Alameda Street, Long Beach, CA 90810.

     (10) Mr. Luelsdorf's address is 28 Inningwood Road, Ossining, NY 10562.

     (11) Mr. Katz's address is 85 John Road, Canton, MA 02021. Effective August 27, 2002, Mr. Katz ceased to be employed by the Company and its wholly owned subsidiary Hauser Technical Services, Inc.

     (12) Includes immediately exercisable five-year warrants to purchase 992,789 shares, 988,471 shares owned by Zuellig Group N.A., Inc., a Delaware corporation ("ZGNA"), and 1,204,955 shares owned by Zuellig Botanicals, Inc., a Delaware corporation ("ZBI"). Zatpack, Inc., an international business company organized under the laws of the British Virgin Islands ("Zatpack") has 100 shares of common stock issued and outstanding, which is divided into the following three classes: 49 shares of Zatpack Class A common stock are held by the Stephen Zuellig Issue Trust for the benefit of Stephen Zuellig's descendants; 49 shares of Zatpack Class B common stock are held by the Gilbert Zuellig Issue Trust for the benefit of Gilbert Zuellig's descendants; and 2 shares of Zatpack Class C common stock are held by the Peter Zuellig and Thomas Zuellig Trust for the benefit of Peter Zuellig, the eldest son of Stephen Zuellig, and Thomas Zuellig, the eldest son of Gilbert Zuellig. The trustee for each trust is the Bermuda Trust Company.

     (13) Zatpack's address is Craig Muir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands.

     (14) Includes 988,471 shares owned by ZGNA and 1,204,955 shares owned by ZBI, a wholly owned subsidiary of ZGNA. ZGNA is a wholly owned subsidiary of Zatpack.

     (15) ZGNA's address is 2550 El Presidio Street, Long Beach, California
          90810.

     (16) ZBI's address is 2550 El Presidio Street, Long Beach, California
          90810.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Company's Board of Directors has nominated the five persons listed below for election as directors for the ensuing year, each to hold office until the 2003 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their death, resignation or removal. Each nominee is a present member of the Board of Directors. A stockholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or such stockholder may withhold his or her vote from all or any such nominee. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. Currently, the Company is authorized to have nine members on the Board of Directors. Accordingly, there shall be four vacancies in the event that all persons nominated by the Board of Directors are approved. These vacancies are the result of the resignation of certain directors in 2000, 2001 and 2002. The current directors have not nominated persons to fill these vacancies. Proxies cannot be voted for a greater number of persons than the number of nominees named. The five persons listed below have been nominated for election as directors of the Company:

Kenneth C. Cleveland, 69, has served as Director, President and Chief Executive Officer of the Company since October 2000. Mr. Cleveland served as Chief Financial Officer of the Company from July 2000 to October 2000. Mr. Cleveland is Executive Managing Director of Ballenger Cleveland & Issa, LLC, a firm that specializes in financial and operational restructuring for businesses.
Mr. Cleveland has served as President and Chief Executive Officer of Zuellig Group N.A., Inc. and Zuellig Botanicals, Inc. since October 2000. He also is Chairman of Gel Pak, LLC, a manufacturer of material for the semiconductor industry. He currently serves as a Director for Clothestime, Inc., a retailer of women's apparel, as well as Zuellig Group N.A., Inc. and Zuellig
Botanicals, Inc. During 1999, Mr. Cleveland served as President of American Security Distribution, a distributor of door hardware. From April 1995 through November 1997, Mr. Cleveland served as President of Kroy, Inc., a manufacturer of labeling equipment.

Herbert Elish, 69, has served as a Director of the Company since June 1999. Mr. Elish was the Chief Executive Officer of Weirton Steel Corporation from 1987 to December 31, 1995. Currently, Mr. Elish is Director of The Carnegie Library of Pittsburgh.

James R. Mellor, 72, has served as a Director of the Company since June 1999. Mr. Mellor was Chairman and Chief Executive Officer of General Dynamics Corporation before retiring in May 1997. Currently, Mr. Mellor is a Director of General Dynamics Corporation, Computer Sciences Corporation and
AmerisourceBergen. Mr. Mellor also serves as a Director and the Chairman of USEC, Inc.

Robert F. Saydah, 75, has served as a Director of the Company since January 1994. Mr. Saydah retired as a Partner of Heidrick & Struggles, a publicly held international executive search consulting firm, in March 2000 where he had been employed since May 1988. Mr. Saydah also has held general management positions for the Lederle Laboratories Division of American Cyanamid Company.

Harvey L. Sperry, 72, has served as a Director of the Company since June 1999. Mr. Sperry is a retired Partner of the law firm of Willkie Farr & Gallagher. Currently, Mr. Sperry is a Director of Hampshire Group Limited, an apparel manufacturer, as well as Zatpack, Inc., Zuellig Group N.A., Inc. and Zuellig Botanicals, Inc.

                                 RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE PERSONS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS.

                               EXECUTIVE OFFICERS

     Executive officers are elected by the Board of Directors and hold office until their successors have been duly elected and qualified or until their earlier resignation or removal from office. The executive officers of the Company as of November 11, 2002 are set forth below. A brief biography of each executive officer follows (other than Kenneth C. Cleveland whose biography is set forth above).

Name                                     Age           Position
----                                     ---           --------
Kenneth C. Cleveland                     69            Director, President and Chief Executive Officer
Thomas W. Hanlon                         54            Chief Financial Officer, Treasurer and Secretary
Dieter W. Luelsdorf                      57            President and Chief Executive Officer of ZetaPharm, Inc.
David Bailey, PhD.                       60            Vice President, Research and Development
Anthony F. Del Vicario                   37            Vice President, New Products and Business Development
Peter Hafermann                          41            Vice President, Sales and Marketing
Rodney B. McKeever                       50            Vice President, General Manager, Hauser Contract Research
                                                       Organization division of Hauser Technical Services, Inc.


Thomas W. Hanlon has served as the Chief Financial Officer, Treasurer and Secretary of the Company since July 2001. Mr. Hanlon has also served as Secretary and Treasurer of Zuellig Group N.A., Inc. and Zuellig Botanicals, Inc. since July 2001. Mr. Hanlon is responsible for the finance and administration operations at the Company. Mr. Hanlon has served in several interim financial management roles through Thomas Hanlon Associates, a firm that he founded in 1993 which specializes in financial restructuring, management consulting and interim financial management. From 1999 to 2000, Mr. Hanlon served as Vice President of Finance at American Security Distribution. From 1998 to 1999,
Mr. Hanlon served as Managing Director for Irvine Associates, Inc.

Dieter W. Luelsdorf has served as President and Chief Executive Officer of ZetaPharm, Inc., a wholly owned subsidiary of the Company ("ZetaPharm"), since July 1989. Prior to joining ZetaPharm, Mr. Luelsdorf served as General Manager of Fine Chemicals for EM, the U.S. affiliate of E. Merck, Darmstadt.

David Bailey, PhD., joined the Company in 1988 and currently serves as Vice President of Research and Development. He has led numerous nutraceutical and pharmaceutical development programs that include new compound isolation and purification, new product identification and development, manufacturing and customer support, and clinical verification. Dr. Bailey holds a doctorate in Chemistry from Iowa State University and spent 20 years in university-level academics including Professor of Chemistry at California State University, Fullerton.

Anthony F. Del Vicario joined the Company in 2002 and currently serves as Vice President, New Products and Business Development. For the period from 1996 to 2002, Mr. Del Vicario was employed by Geneva Pharmaceuticals. While at Geneva Pharmaceuticals, Mr. Del Vicario served in various positions, including Vice President, Strategy, Vice President, Marketing and Director of National Marketing. Mr. Del Vicario has a M.S. in Management from the Graduate School of Business at Stanford University where he was a Sloan Fellow.

Peter Hafermann has served as Vice President of Sales and Marketing since June 1999. For the period of May 1997 to June 1999, he served as Vice President of Sales and Marketing for Botanicals International. Prior to joining Botanicals International, Mr. Hafermann spent 11 years with FMC Corporation's ("FMC") Food and Pharmaceutical Division. While at FMC, Mr. Hafermann held several management positions in sales, marketing and business development in Canada, Belgium and the United States.

Rodney B. McKeever, P.E., has served as the Vice President, General Manager, Hauser Contract Research Organization division of the Company's wholly owned subsidiary Hauser Technical Services, Inc. since January of 2001 ("Hauser CRO"). Mr. McKeever is currently responsible for the guidance, administration and divisional management of Hauser CRO. Prior to becoming Managing Director of Hauser CRO, Mr. McKeever was the Director of the CPS division, and prior to that Mr. McKeever was the Chief Engineer, and Manager of the Process Engineering Services group. Mr. McKeever has a BS in Chemical Engineering from the University of Colorado.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held nine meetings during fiscal 2002. Each of the directors who served during such period attended at least 75% of the aggregate number of meetings of the Board of Directors and any committee of which they were members during such period. The Board of Directors has two committees, the Compensation Committee and the Audit Committee. The Board of Directors does not have a Nominating Committee. A summary of each committee is described below.

     Compensation Committee. The Board of Directors has established a Compensation Committee, currently comprised of James R. Mellor and Harvey L. Sperry (the "Compensation Committee"). The Compensation Committee held one meeting in fiscal 2002. Additional information regarding the Compensation Committee and its functions and responsibilities is included in this Proxy Statement under the caption "Compensation Committee Report on Executive Compensation."

     Audit Committee. The Board of Directors has established an Audit Committee, currently comprised of Herbert Elish, Robert F. Saydah and Harvey L. Sperry (the "Audit Committee"). The Audit Committee held five meetings in fiscal 2002. Additional information regarding the Audit Committee and its functions and responsibilities is included in this Proxy Statement under the caption "Report of the Audit Committee of the Board of Directors."

     The Audit Committee has reviewed and discussed the audited financials with management and with Arthur Andersen LLP, the Company's former independent auditors. The Board of Directors has adopted a written charter for the Audit Committee which is attached as Appendix A hereto. The members of the Audit Committee are independent (as defined in the NASD's listing standards).

                             EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning compensation of the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                           Annual Compensation                     Long-Term Compensation
                                           -------------------                     ----------------------
                                                                                           Awards
                                                                                           ------
                                                                  Other
                                                                  Annual        Restricted     Securities    All Other
                               Fiscal                             Compen-       Stock          Underlying    Compen-
Name and Principal Position    Year     Salary ($)   Bonus ($)    sation($)     Award(s)($)    Options (#)   sation ($)(7)
---------------------------    ----     ----------   ---------    ------        -----------    ------------  -------------
Kenneth C. Cleveland (1)       2002      291,000        70,000     -            -              -             -
   President and Chief         2001      215,000      -            -            -              100,000       -
   Executive Officer           2000      -            -            -            -              -             -



Thomas W. Hanlon (2)           2002      119,000 (3)    59,000     20,000 (4)   25,000 (5)     -             -
   Chief Financial Officer,    2001      -            -            -            -              -             -
   Treasurer and Secretary     2000      -            -            -            -              -             -



Peter Hafermann                2002       98,000       133,000     28,000 (4)   42,000 (5)                   8,000
   Vice President,             2001      103,000        73,000     -            -                            3,000
   Sales and Marketing         2000       79,000        15,000     -            -                            5,000



Dieter W. Luelsdorf            2002      188,000        50,000     35,000 (4)   42,000 (5)     -             3,000
   President and Chief         2001      150,000        56,000     -            -              -             -
   Executive Officer,          2000      106,000        97,000     -            -              -             3,000
   ZetaPharm, Inc.


Philip H. Katz (6)             2002      168,000        18,000     -            -              -             2,000
   Former President of         2001      149,000      -            -            -              -             -
   Hauser Technical            2000      130,000      -            -            -              62,500        -
   Services, Inc.

------------------------------

(1) In August 2000, Kenneth Cleveland Associates, Inc. was hired to provide management services to the Company. In October 2000, Mr. Cleveland was appointed by the Board as President and Chief Executive Officer of the Company. Mr. Cleveland is the Executive Managing Director of Ballenger Cleveland & Issa, LLC. Mr. Cleveland is a party to an agreement to provide services to the Company. See "Certain Relationships and Related Transactions" for a summary of this agreement.

(2) In July 2001, Thomas Hanlon Associates was hired to provide financial and administrative management services to the Company. Mr. Hanlon is the sole proprietor of Thomas Hanlon Associates. Mr. Hanlon is a party to an agreement to provide services to the Company. See "Certain Relationships and Related Transactions" for a summary of this agreement.

(3) Mr. Hanlon's salary includes $4,000 compensation for consulting services rendered prior to his becoming employed by the Company.

(4) Represents cash payments made by the Company to pay tax liabilities resulting from 83(b) Election's made by these individuals with the Internal Revenue Service as a result of a grant of restricted stock in June 2001.

(5) As of March 31, 2002, each of Messrs. Hanlon, Hafermann and Luelsdorf held 30,000, 50,000 and 50,000 shares of restricted stock, respectively. On March 28, 2002, the last trading day of the fiscal year ended March 31, 2002, Messrs. Hanlon, Hafermann and Luelsdorf's shares of restricted stock were valued at $12,000, $20,000 and $20,000, respectively. Each of Messrs. Hanlon, Hafermann and Luelsdorf's shares of restricted stock vest on March 31, 2004. No dividends will be paid on these shares of restricted stock.

(6) Effective August 27, 2002, Mr. Katz ceased to be employed by the Company and its wholly owned subsidiary Hauser Technical Services, Inc.

(7) Represents amounts paid by the Company in accordance with its practice of matching contributions to its employee's 401(k) program.

             STOCK OPTION GRANTS IN FISCAL YEAR ENDED MARCH 31, 2002

     During the fiscal year ended March 31, 2002, the Company did not grant any options to purchase its Common Stock.

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR
                                END OPTION VALUES

     The following table shows with respect to the Company's Named Executive Officers, (a) the total number of unexercised stock options and (b) the aggregate dollar value of in-the-money, unexercised options held at the end of the fiscal year. None of the Named Executive Officers exercised any options during the last fiscal year.

                                                    Number of Securities
                                                   Underlying Unexercised             Value of Unexercised In-the-
                                                    Options at FY-End (#)             Money Options at FY-End ($)
                                                     ---------------------            ---------------------------
Name                                           Exercisable       Unexercisable      Exercisable       Unexercisable
----                                           -----------       -------------      -----------       -------------
Kenneth C. Cleveland...................           100,000                -             3,000               --
Thomas W. Hanlon.......................                 -                -              --                 --
Peter Hafermann........................                 -                -              --                 --
Dieter W. Luelsdorf (1) ...............                 -                -              --                 --
Philip H. Katz (2).....................             3,174           62,500              --                 --


-------------------------------------------

(1) Effective June 22, 2001, Mr. Luelsdorf agreed to cancel options to purchase 62,500 shares of common stock.

(2) Effective August 27, 2002, Mr. Katz ceased to be employed by the Company and its wholly owned subsidiary Hauser Technical Services, Inc.

The fair market value of the Company's Common Stock at March 31, 2002, measured as the average between the high and low trade of Common Stock on March 28, 2002, the then most recent date on which the Common Stock traded, was $0.40 per share.

EQUITY COMPENSATION PLAN INFORMATION
------------------------------------

The following table provides certain information as of March 31, 2002 with respect to the Company's equity compensation plans under which equity securities of the Company are authorized for issuance.

+-------------------------------+-----------------------------+----------------------------+-----------------------------+
| Plan category                 |  (a)  Number of securities  |   (b)  Weighted average    |   (c)  Number of securities |
|                               |  to be issued upon exercise |   exercise price of        |   remaining available for   |
|                               |  of outstanding options,    |   outstanding options,     |   future issuance under     |
|                               |  warrants and rights        |   warrants and rights      |   equity compensation plans |
|                               |                             |                            |  (excluding securities      |
|                               |                             |                            |   reflected in column (a))  |
+-------------------------------+-----------------------------+----------------------------+-----------------------------+
| Equity compensation plans     |                    121,832  |                     $10.57 |                 287,824(1)  |
| approved by security holders  |                             |                            |                             |
+-------------------------------+-----------------------------+----------------------------+-----------------------------+

+-------------------------------+-----------------------------+----------------------------+-----------------------------+
| Equity compensation plans not |                 100,000(2)  |                      $0.37 |                          0  |
| approved by security holders  |                             |                            |                             |
+-------------------------------+-----------------------------+----------------------------+-----------------------------+
| Total                         |                    221,832  |                      $5.97 |                    287,824  |
+-------------------------------+-----------------------------+----------------------------+-----------------------------+

---------------------

(1) Includes 151,239 shares of common stock available as of March 31, 2002 under the Company's 1999 Stock Incentive Plan which may be granted to members of the Board of Directors who are not also employees of the Company or a subsidiary in lieu of cash compensation for their services as members of the Board of Directors.

(2) In February 2001, the Board of Directors of the Company approved the sale of 100,000 shares of its Common Stock to Kenneth C. Cleveland for $0.37 per share. As of March 31, 2002, Mr. Cleveland had not purchased these shares.


                              DIRECTOR COMPENSATION

     In fiscal 2002, non-employee directors of the Company received annual compensation of $25,000, which was payable quarterly in Common Stock of the Company. The number of shares to which each non-employee director was entitled each quarter was determined by dividing $6,250 by the closing price of the Common Stock on the last trading day of the calendar quarter. Mr. Elish, as the Chairman of the Board, received additional compensation of $25,000, which was also payable quarterly in Common Stock of the Company. In fiscal 2002, the Company's non-employee directors purchased a total of 302,936 shares of Common Stock from the Company at an average price of $0.49 per share (100% of fair market value on the date of grant). See "Certain Relationships and Related Transactions" herein for a summary of certain consulting services Mr. Sperry provides to the Company.

     In the second quarter of fiscal 2003, the Board of Directors determined that there would be insufficient reserved shares under the Company's 1999 Stock Incentive Plan to permit the non-employee directors to continue to receive compensation payable in Common Stock of the Company. In lieu of adopting a new equity compensation plan, the Board of Directors approved the payment of non-employee directors compensation in cash.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended March 31, 2002, James R. Mellor and Harvey L. Sperry comprised the Company's Compensation Committee. During fiscal 2002, each of Messrs. Mellor and Sperry were non-employee directors. None of the members of the Compensation Committee have ever been officers of the Company. See "Certain Relationships and Related Transactions" herein for a summary of certain consulting services Mr. Sperry provides to the Company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Overview

     The Compensation Committee is responsible for establishing the compensation policies and evaluating the compensation programs for the Company's executive officers and other key employees.

     Executive Officer Compensation

     The Company's compensation program for fiscal 2002 consists of base salary and bonuses paid in cash. The executive officers also participate in a 401(k) retirement plan and a medical insurance plan with other employees.

     Base Salary. The Compensation Committee's policy regarding base salary is to provide compensation for its executive officers that is competitive with similarly positioned executives working for competitors of the Company. In making such compensation decisions for fiscal 2002, the Compensation Committee did not conduct a formal survey of compensation practices of its competitors but rather relied on its general knowledge of the compensation practices of the industry. In considering an individual's base salary, the Compensation Committee makes subjective determinations based on factors such as individual performance, retention, the level of responsibility and the scope and complexity of the position. The base salaries for Messrs. Cleveland and Hanlon are set by separately negotiated agreements as more fully described below in "Certain Relationships and Related Transactions."

     Discretionary Cash Bonuses Awarded in Fiscal 2002. In fiscal 2002, the Company paid discretionary cash bonuses to its executive officers based on a subjective determination by the Compensation Committee of each officers individual performance and contribution to the Company during fiscal 2002. Discretionary cash bonuses for future fiscal years will be based on achieving operating goals as determined by the Compensation Committee.

     Restricted Stock. In fiscal 2002, the Company granted shares of its Common Stock to certain of its key employees. Pursuant to this grant, these employees will forfeit the shares granted to them if they cease to be employed by the Company prior to May 31, 2005. The Company may elect to waive such forfeitures in certain circumstances.

     Stock Options. In fiscal 2002, the Company did not grant stock options to its executive officers.

     Chief Executive Officer Compensation

     As Chief Executive Officer, Mr. Cleveland's base salary is determined pursuant to his agreement to provide services to the Company. Mr. Cleveland's bonus for fiscal 2002 was based on a subjective determination by the Compensation Committee of Mr. Cleveland's overall performance and paid to Mr. Cleveland in accordance with his agreement to provide services.

     Section 162(m) of the International Revenue Code of 1986, as amended (the "Code") limits to $1 million the amount of compensation deductible by a public company paid to any of its Named Executive Officers. Because none of the Named Executive Officers has compensation from the Company in excess of $1 million, the Company has not yet formulated a policy with respect to the deduction limitations of Section 162(m) of the Code.

                                                  By the Compensation Committee

                                                  James R. Mellor
                                                  Harvey L. Sperry

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee is responsible for overseeing the Company's accounting functions and internal controls and for recommending to the Board of Directors the selection of the Company's independent accountants. The Audit Committee is composed of independent directors of the Company, as defined by the NASD's listing standards, and acts pursuant to a written charter adopted by the Board of Directors.

     The Audit Committee has reviewed and discussed with management and Arthur Andersen LLP, the Company's former independent accountants ("Arthur Andersen"), the audited financial statements for the fiscal year ended March 31, 2002. In addition, the Audit Committee has discussed with Arthur Andersen the matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     Prior to the replacement of Arthur Andersen on July 30, 2002, the Audit Committee reviewed and discussed with Arthur Andersen the firm's independence and considered the compatibility of non-audit services with the auditors' independence. Prior to Arthur Andersen's replacement, however, Arthur Andersen did not provide to the Audit Committee the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended.

     Based on its review of the audited financial statements and the various discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002.

                                                      The Audit Committee

                                                      Herbert Elish
                                                      Robert F. Saydah
                                                      Harvey L. Sperry


                              EMPLOYMENT CONTRACTS

Kenneth C. Cleveland is a party to an agreement to provide services to the Company. See "Certain Relationships and Related Transactions" for a summary of this agreement.

Thomas W. Hanlon is a party to an agreement to provide services to the Company. See "Certain Relationships and Related Transactions" for a summary of this agreement.

Peter Hafermann has a severance arrangement with the Company whereby upon termination of his employment, with or without cause, he will be entitled to receive up to one year of his total compensation.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Common Stock of the Company to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Directors, executive officers and beneficial owners of more than 10% of the Common Stock of the Company are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms furnished to the Company and written representations from the directors, executive officers and more than 10% beneficial owners, the Company believes that all
Section 16(a) filing requirements applicable to the Company's directors, executive officers and more than 10% beneficial owners were complied with during fiscal year ended March 31, 2002, except Mr. Cleveland was not timely in filing a Form 4 for changes in beneficial ownership that occurred on February 22, 2001 and except that Zatpack was not timely in filing a Form 4 for changes in beneficial ownership that occurred on October 11, 2000. The changes in beneficial ownership for Mr. Cleveland were reported on a Form 5 filing on June 17, 2002 and the changes in beneficial ownership for Zatpack were reported on a Form 4 filing on December 19, 2001.

                     STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return on the NASDAQ Stock Market (U.S.) Index and the S&P Specialty Chemicals Index for the 59 month period beginning April 30, 1997 and ending March 31, 2002. The graph assumes that $100 was invested on April 30, 1997 in the Company's Common Stock, the NASDAQ Stock Market (U.S.) Index and the S&P Specialty Chemicals Index and that all dividends were reinvested. The S&P Chemicals (Specialty) Index, which was previously used by the Company for comparison purposes, changed its name to the S&P Specialty Chemicals Index.

                COMPARISON OF 59 MONTH CUMULATIVE TOTAL RETURN*
            AMONG HAUSER, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                      AND THE S&P SPECIALTY CHEMICALS INDEX

[GRAPHIC OMITTED] [PLOT POINTS]

                                                     Cumulative Total Return
                               -------------------------------------------------------------------
                                     4/97       4/98       4/99        3/00       3/01       3/02
HAUSER, INC.                       100.00     121.57      38.24        9.31       2.47       1.57
NASDAQ STOCK MARKET (U.S.)         100.00     149.48     204.98      369.42     147.74     148.72
S & P SPECIALTY CHEMICALS          100.00     132.23     135.06      118.71     101.96     129.11


------------------

* In fiscal 2000, the Company changed its fiscal year from April 30th to March 31st. As a result, the Company has reported the cumulative total return as a comparison of the 59 months from April 30, 1997 through March 31, 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and ZBI are parties to an agreement regarding employees dated June 11, 1999 pursuant to which ZBI, a seller of bulk raw materials in the form of powders or similar processed products, shares approximately one-third of the personnel costs of the Company. Pursuant to this agreement, ZBI purchases certain inventory, disburses all amounts for shared services and receives reimbursement from the Company for the amounts disbursed on its behalf.

     On June 11, 1999, the Company, ZGNA and ZBI entered into a Governance Agreement, pursuant to which each party agreed to take all action within their power to cause the Board of Directors to consist of nine directors, three of which are to be designated by the directors who served on the Board of Directors immediately prior to the Company's merger in June 1999 (the "Continuing Directors"), three of which are to designated by ZGNA (the "ZGNA Directors") and three of which shall be independent (the "Independent Directors"). In addition, pursuant to the Governance Agreement, ZGNA and ZBI are required to vote shares of Common Stock beneficially owned by them to elect any successors designated by a majority of the remaining Continuing Directors if a Continuing Director resigns and to elect any successors designated by a majority of the remaining Independent Directors if an Independent Director resigns. The Governance Agreement terminates on the earlier of June 11, 2004 and the date on which ZGNA and ZBI cease to own at least 20% of the outstanding Common Stock. William E. Coleman and Dean P. Stull, former Continuing Directors, resigned from the Board of Directors in July 2000 and October 2001, respectively. As of May 31, 2002, the remaining Continuing Director had not nominated replacement directors. Peter Zuellig and Volker Wypyszyk, former ZGNA Directors, resigned from the Board of Directors in July 1999 and October 2001, respectively. Michael C. Davis replaced Mr. Zuellig in July 1999 as a ZGNA Director. In March 2002, Mr. Davis resigned from the Board of Directors. As of May 31, 2002, the remaining ZGNA Director had not nominated replacement directors. In June 2000, Rudolfo C. Bryce, an Independent Director, resigned from the Board of Directors. As of May 31, 2002, the remaining Independent Directors had not nominated a replacement director.

     In December 2001, the Company entered into an Amended and Restated Credit Facility (the "Amended Credit Facility") with Wells Fargo which required that a fee be paid to Wells Fargo in the amount of $779,000 (the "Fee"). Initially, Wells Fargo had stated that as further consideration for entering into the Amended Credit Facility, the Company must issue to Wells Fargo a warrant to purchase 865,630 shares of the Company's Common Stock, representing approximately 12.5% of the Company's Common Stock on a fully diluted basis, at an exercise price of $0.01 per share, which would expire eight years after issuance (the "Warrant"). Wells Fargo subsequently stated that it would accept the Fee in lieu of the Warrant, provided that the Fee was paid by a party other than the Company. Wells Fargo would not permit the Company to reduce its working capital by paying the Fee. Zatpack, a significant shareholder of the Company, agreed to pay the Fee. The Company, as consideration for such payment, issued the Warrant to Zatpack. The terms of the Warrant were negotiated solely between the Company and Wells Fargo. Pursuant to the terms of the Warrant, unless waived by the Company, the holder thereof may only exercise the Warrant upon 61 days from the date that written notice of such exercise is received by the Company. On January 31, 2002, Zatpack sold the Warrant. The Company has not waived the 61-day notice provision. In connection with the payment of the Fee, Zatpack caused ZBI to forgive $247,000 of trade payables due from the Company for its share of the debt issuance costs.

     Zatpack holds a $3 million Note of the Company, which is subordinate to the Company's Amended Credit Facility with Wells Fargo (the "Zatpack Note"). The Zatpack Note accrues interest at 6.5%, is payable in three years and has five-year warrants attached. The warrants permit Zatpack to purchase 992,789 shares of Common Stock at a price of $0.5855 per share.

     The Company sells inventory to ZBI. During the fiscal years ended March 31, 2002 and 2001, sales to ZBI totaled $589,000 and $3,219,000, respectively. The related trade accounts receivable due from ZBI totaled $4,000 and $138,000 at March 31, 2002 and 2001, respectively.

     The Company has agreements under which certain personnel and facilities costs of the Company are shared approximately one-third by ZBI, which sells bulk botanical raw materials in the form of powders or similar processed product. ZBI purchases certain inventory, disburses all amounts for shared services, and receives reimbursement from the Company for amounts disbursed on its behalf. The amounts owed to ZBI under these agreements totaled $2,946,000 and $2,988,000 at March 31, 2002 and 2001, respectively. For the fiscal years ended March 31, 2002 and 2001, the amounts recorded as costs and expenses for inventory, personnel and facilities by the Company under this arrangement totaled $8,653,000 and $7,067,000, respectively. These amounts are included with cost of sales and operating expenses in the accompanying statements of operations.

     The Company, Kenneth Cleveland Associates, Inc. (currently known as Ballenger Cleveland & Issa, LLC), a firm that specializes in advising businesses with respect to both financial and operational restructuring (the "Contractor"), and Kenneth C. Cleveland have entered into an agreement to provide services to the Company. Pursuant to this agreement, the Contractor has agreed to provide services to the Company, which services consist of Mr. Cleveland serving as an officer of the Company, in exchange for a fee of $8,000 per week. Of the $8,000 paid to Mr. Cleveland per week, the Company is reimbursed by an affiliate to whom Mr. Cleveland provides services, in the amount of $2,400 per week. The agreement terminates automatically on August 1, 2004 or upon six months prior notice by either the Contractor or the Company. Mr. Cleveland is the President of the Contractor.

     The Company, Thomas Hanlon Associates, a sole proprietorship that specializes in advising businesses with respect to both financial and operational restructuring ("Hanlon Associates"), and Thomas W. Hanlon have entered into an agreement to provide services to the Company. Pursuant to this agreement, Hanlon Associates has agreed to provide services to the Company, which services consist of Mr. Hanlon serving as an officer of the Company, in exchange for a fee of $4,327 per week. Of the $4,327 paid to Mr. Hanlon per week, the Company is reimbursed by an affiliate to whom Mr. Hanlon provides services, in the amount of $1,298 per week.

     Harvey L. Sperry, a Director, is a retired Partner in the law firm of Willkie Farr & Gallagher, which acts as counsel to the Company. Mr. Sperry provides consulting services to the Company in exchange for a fee of $5,000 per month.

                                  OTHER MATTERS

     The Company knows of no other matter which may come before the Annual Meeting. However, if any additional matters are properly presented at the Annual Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                             STOCKHOLDERS PROPOSALS

     Stockholders who wish to have their proposals included in the Company's Proxy Statement for the 2003 Annual Meeting of Stockholders must ensure that such proposals are received by the Secretary of the Company at 20710 South Alameda Street, Long Beach, CA 90810, not later than July 10, 2003. If you notify the Company after April 26, 2003 of an intent to present a proposal at the Company's 2003 Annual Meeting of Stockholders, we will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Company's Proxy Statement for the 2003 Annual Meeting of Stockholders.

                              INDEPENDENT AUDITORS

CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen served as the Company's independent auditors for the fiscal year ended March 31, 2002. On July 30, 2002, the Company determined that it will no longer engage Arthur Andersen as the Company's independent public accountants. The decision to replace Arthur Andersen was recommended by the Audit Committee. On August 7, 2002, the Company engaged BDO Seidman, LLP ("BDO") to serve as its independent auditors for fiscal year 2003. Neither representatives of Arthur Andersen nor representatives of BDO will be present at the Annual Meeting.

     Arthur Andersen's reports on the financial statements for each of the fiscal years ended March 31, 2002 and March 31, 2001 did not contain a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope and accounting principles, except that in each report, Arthur Andersen included an explanatory paragraph relating to certain factors which raise substantial doubt about the ability of the Company to continue as a going concern. During the fiscal years ended March 31, 2002 and March 31, 2001, and in the subsequent period through the date hereof, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the matter in connection with their report on the financial statements. Additionally, during such periods there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     During the fiscal years ended March 31, 2002 and March 31, 2001, and in the subsequent period prior to the engagement of BDO, the Company did not consult BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT FEES

     The aggregate fees billed by Arthur Andersen for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2002 and for reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the 2002 fiscal year totaled $88,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed by Arthur Andersen for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended March 31, 2002.

ALL OTHER FEES

     Arthur Andersen has billed the Company $56,000, in the aggregate, for all professional services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the Company's 2002 fiscal year. These other services included (i) $41,000 for preparation of the Company's federal and state tax returns and (ii) $15,000 for audits of the Company's employee benefit plans.


     IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. IN THE EVENT YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.

                              AVAILABLE INFORMATION

     The Company is subject to the disclosure and informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by the Company with the Commission may be inspected and copied at the Commission's public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities in the Commission's regional offices located at 7 World Trade Center, 13th Floor, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material may be obtained at prescribed rates by writing to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. Certain of such reports, proxy statements and other information are also available from the Commission over the Internet at http://www.sec.gov. The Company's common stock is traded in the over-the-counter market and quoted on the Over the Counter Bulletin Board ("OTCBB") under the symbol "HAUS.OB." The OTCBB is a regulated quotation service that displays real-time quotes and last-sale price and volume information in over-the-counter equity securities. Reports, proxy statements and other information concerning the Company may also be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

By Order of the Board of Directors

Kenneth C. Cleveland,
President and Chief Executive Officer

Long Beach, California

November 11, 2002

APPENDIX A



                         HAUSER AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------

I.       PURPOSE

         The purpose of the Hauser Audit Committee is to oversee the financial reporting process, the Companies internal controls, and the audit process.


II.      STRUCTURE

         The Hauser Audit Committee is composed of three (3) active Hauser Board of Director members who meet the SEC's requirements for independence. Each member of the committee must be financially literate and at least one member must have accounting or related financial management experience. The committee and chairperson will be appointed by the Hauser Board of Directors.


III.     SCOPE OF ACTIVITIES

         Review the adequacy of the Company's internal control structure.

         Review the activities, organizational structure and qualifications of the financial staff.

         Conduct a review of the financial statements including Management's Discussion and Analysis.

         Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

         Review interim financial reports.

         Review the findings of any examinations by regulatory agencies such as the SEC, FDA, etc.

         If necessary, institute special investigations and, if appropriate, hire special counsel experts to assist.

         Perform other oversight functions as requested by the full board.

IV.      EXTERNAL AUDITOR OVERSIGHT

         External auditors report and are accountable to the Board of Directors and the Audit Committee of the Company.

         Select, evaluate and if necessary, replace the external auditors.

         Review the external auditors' proposed audit scope and approach.

         Require that external auditors submit a formal written statement regarding relationships and services which may impact independence.

V.       REPORTING RESPONSIBILITIES

         The Audit Committee reports to the Board of Directors on a regular basis about the Committee activities.

                                  HAUSER, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
             HAUSER, INC. IN CONNECTION WITH ITS ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON DECEMBER 5, 2002.

         The undersigned stockholder(s) of Hauser, Inc. (the "Company"), revoking all previous proxies, hereby constitutes and appoints Kenneth C. Cleveland, Thomas W. Hanlon and Harvey L. Sperry, and each of them, as proxies with full power of substitution to vote on behalf of the undersigned all shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton New York Hotel and Towers, 811 Seventh Avenue, New York, New York, 9:30 a.m. Eastern Standard Time, and at any adjournment and postponements thereof, upon all matters presented before such annual meeting, and does hereby ratify and confirm all that said proxies or their substitutes may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and hereby instructs said proxies to vote or refrain from voting such shares of Common Stock as marked on the reverse side upon the matters listed on the reverse side. In their discretion, such proxies are authorized to vote such shares upon such other business as may properly come before the annual meeting.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

1.  To elect the five nominees listed below    FOR    WITHHOLD    FOR ALL EXCEPT
    to the Board of Directors of the
    Company until the next Annual Meeting      [ ]      [ ]            [ ]
    of Stockholders of Hauser, Inc. or
    until their successors are elected and
    qualified.

Kenneth C. Cleveland, Herbert Elish, James R. Mellor, Robert F. Saydah, Harvey L. Sperry

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

           DO NOT SUBMIT ANY STOCK CERTIFICATES WITH THIS PROXY CARD.
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                   DETACH HERE

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


                                   MARK HERE FOR               MARK HERE IF YOU
                                   ADDRESS CHANGE              PLAN TO ATTEND
                                   AND NOTE AT LEFT  [ ]       THE MEETING  [ ]


THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR AND IN ACCORDANCE WITH RECOMMENDATIONS OF HAUSER'S BOARD OF DIRECTORS.

                                      Please mark, date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.


                                      Signature:_____________ Date:____________


                                      Signature:_____________ Date:____________